UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2011

BEN FRANKLIN FINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Federal	000-52240	20-5838969
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

830 East Kensington Road, Arlington Heights, Illinois	60004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (847) 398-0990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On January 27, 2011, Ben Franklin Financial, Inc. (the "Company") announced that it is filing a Form 15 with the Securities and Exchange Commission to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended.  Reference is made to the press release issued by the Company on January 27, 2011, filed herewith as Exhibit 99.1, for further details.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Number	Description

99.1	Press Release dated January 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BEN FRANKLIN FINANCIAL, INC.
DATE: January 27, 2011	By:	/s/ C. Steven Sjogren
C. Steven Sjogren
President and Chief Executive Officer